UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 3, 2014

PHL VARIABLE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Extensions to File with State Insurance Regulators

On June 3, 2014, PHL Variable Insurance Company (the “Company”) said it had received from the Connecticut Insurance Department, its domiciliary insurance regulator, a 30-day extension to July 1, 2014 for submission of its audited financial statements for the year ended December 31, 2013 prepared in accordance with Statements of Statutory Accounting Principles (“STAT”) and the filing of management’s report on internal control over financial reporting of the Company.  The Company has made requests for extensions in the other jurisdictions in which the Company is authorized to conduct business.  The Company is not aware of the denial of any such request.  The Company intends to seek further extensions as required.

Update regarding 2013 Annual STAT Financial Statements

The Company has determined that the completion of its 2013 audited STAT financial statements is dependent on substantial completion of financial statements for the year ended December 31, 2013 prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) for both the Company and its indirect parent, The Phoenix Companies, Inc. (“Phoenix”), the evaluation of internal control over financial reporting and the related audit processes.  The 2013 audited STAT financial statements, when completed, could materially and adversely vary from the unaudited 2013 STAT financial statements.

The Company advises that its first quarter 2014 and full year 2013 unaudited STAT financial statements, which were timely filed with its domiciliary state insurance regulator, should be relied upon as the most current assessment of the Company’s financial condition.  The Company noted that its STAT financial statements are not indicative of, and are not a replacement for, its GAAP financial statements.  Because of the differences between STAT and GAAP accounting principles, variances between the Company’s STAT financial statements and its GAAP financial statements are likely to be material.

Update on the Company’s 2013 Form 10-K

The Company said that it now expects to file its Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) with the Securities and Exchange Commission (the “SEC”) no later than August 22, 2014 and to be current in its SEC periodic reporting obligations by December 12, 2014.  The Company and Phoenix are subject to a March 21, 2014 SEC administrative order which provides for the 2013 Form 10-K to be filed with the SEC by no later than July 3, 2014 and for the Company to be current in its SEC periodic reporting obligations no later than November 14, 2014.  The Company has informed its relevant regulatory authorities of this departure from the filing schedule contained in the administrative order.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the administrative order entered by the SEC with respect to Phoenix and the Company (the “Order”) and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the financial statement restatements of Phoenix and the Company and the failure by Phoenix and the Company to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators and failure to comply with the Order. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL VARIABLE INSURANCE COMPANY
Date: June 3, 2014	By:	/s/ John T. Mulrain
		Name:	John T. Mulrain
		Title:	Executive Vice President, General Counsel
and Secretary